Exhibit 10.6

Regarding the Restructuring Framework Agreement of Huizhou Yipeng Energy Technology Co., Ltd

This “Restructuring Framework Agreement for Huizhou Yipeng Energy Technology Co., Ltd.” (“Agreement”) is jointly signed by the following parties on October 8, 2023 (“Signing Date”) in Shenzhen, People’s Republic of China (“China”, excluding Hong Kong Special Administrative Region (“Hong Kong”), Macao Special Administrative Region, and Taiwan for the purpose of this Agreement:

1. Huizhou Yipeng Energy Technology Co., Ltd., a limited liability company established and validly existing under Chinese law, with its registered address at Building AB, No. 3 Wanfu Street, Shuikou Street Office, Huicheng District, Huizhou City (“Huizhou Yipeng” or “the Company”);

2. Ganzhou Yipeng Energy Technology Co., Ltd., a limited liability company established and validly existing under Chinese law, with registered address at Gushan Standard Factory Phase I, Ganzhou New Energy Vehicle Technology City, Ganzhou Economic and Technological Development Zone, Ganzhou City, Jiangxi Province (“Ganzhou Yipeng”);

3. Zibo Yipeng New Energy Technology Co., Ltd., a limited liability company established and validly existing under Chinese law, with registered address at Room 301, 3rd Floor, Yisheng Science and Technology Industrial Park, No. 199 Changguo East Road, Fengshui Town, Zibo Economic Development Zone, Zibo City, Shandong Province (“Zibo Yipeng”);

4. Xiamen Jiupai Yuanjiang Investment Partnership Enterprise (Limited Partnership), a limited partnership enterprise established and validly existing under Chinese law, with registered address at Unit 431, 4th Floor, Building C, Xiamen International Shipping Center, No. 93 Xiangyu Road, Xiamen Area, China (Fujian) Pilot Free Trade Zone (“Xiamen Jiupai”);

5. Ganzhou Yungong Investment Management Partnership Enterprise (Limited Partnership), the executive partner of Xiamen Jiupai, a limited partnership enterprise established and validly existing under Chinese law, with registered address at Room 602-20, Building 2, Yangming International Center, No. 18 Xin Ganzhou Avenue, Zhanggong District, Ganzhou City, Jiangxi Province;

6. Ganzhou Jiupai Yungong Equity Investment Partnership Enterprise (Limited Partnership), a partner of Xiamen Jiupai, a limited partnership enterprise established and validly existing under Chinese law, with registered address at Room 607-168, Building 2, Yangming International Center, No. 18 Xin Ganzhou Avenue, Zhanggong District, Ganzhou City, Jiangxi Province;

7. Beijing Yuanlin Technology Development Co., Ltd., a partner of Xiamen Jiupai, a limited liability company established and validly existing under Chinese law, with registered address at 2153, 2nd Floor, Building C2, No.1 Huangchang West Road, Dougezhuang, Chaoyang District, Beijing (“Beijing Yuanlin”);

8. Zibo Economic Development Zone Yingke Jinwutong Venture Capital Partnership (Limited Partnership), a limited partnership established and validly existing in accordance with Chinese laws, with its registered address at No. 375-1, Building 47, Beifangjia Community, 300m east of the intersection of Nanjing Road and Wangshe Road, Fujia Town, Zibo Economic Development Zone, Shandong Province (“Yingke Jinwutong”);

9. Pingtan Yingke Jiatai Venture Capital Partnership (Limited Partnership), a limited partnership established and validly existing in accordance with Chinese laws, with its registered address at Room 511-587, Floor 5, Building 6, Business Operation Center, Jinjingwan Area, Pingtan Comprehensive Experimental Zone (cluster registration) (“Yingke Jiatai”, jointly referred to as “Yingke Capital” with Yingke Jin Wutong):

10. Shenzhen Jinpenglong Transportation Technology Co., Ltd., a limited liability company established and validly existing under Chinese law, with registered address at 716 Zhongkang Entrepreneurship Park, No. 73 Zhongkang Road, Meidu Community, Meilin Street, Futian District, Shenzhen (“Jinpenglong”):

11. Xingzheng Investment Management Co., Ltd., a limited liability company established and validly existing under Chinese law, with its registered address at Room 509-2, 5th Floor, Building 6, Jinjingwan Business Operation Center, Pingtan Comprehensive Experimental Zone (“Xingzheng Investment”);

12. Shenzhen New long Sheng No.1 Private Equity Investment Fund Partnership Enterprise (Limited Partnership), a limited partnership enterprise established and validly existing under Chinese law, with registered address at Room 201, Building A, No. 1 Qianwan 1st Road, Qianhai Shenzhen Hong Kong Cooperation Zone, Shenzhen (registered with Shenzhen Qianhai Business Secretary Co., Ltd.) (“New long Sheng No.1”);

13. Beijing New longsheng No.3 Venture Capital Fund Management Center (Limited Partnership), a limited partnership enterprise established and validly existing under Chinese law, with registered address at 1708-003, No. 9 North Fourth Ring West Road, Haidian District, Beijing (“New longsheng No.3”):

14. Beijing Defeng Jielongsheng Investment Fund Management Center (Limited Partnership), a limited partnership enterprise established and validly existing under Chinese law, with registered address at 1708-025, No. 9 North Fourth Ring West Road, Haidian District, Beijing (“Defeng Jielongsheng”, together with Xinlongsheng No.1 and Xinlongsheng No.3, collectively referred to as “New longsheng Capital”);

15. Huizhou Haopeng Technology Co., Ltd., a limited partnership enterprise established and validly existing under Chinese law, with registered address at Xinhu Industrial Development Zone, Ma’an Town, Huicheng District, Huizhou City (“Huizhou Haopeng”, together with New longsheng Capital, Xingzheng Investment, Jinpenglong, Yingke Capital, and Xiamen Jiupai, collectively referred to as “institutional shareholders”)

16. Liu Xiaodan: a Chinese natural person, ID number No.: 210603197806134028;

17. Shu Jianqin: a Chinese natural person, ID number number: 421124198208230537;

18. He Ping: a Chinese natural person with ID number 110108195612024930;

19. Shi Yijun: a Chinese natural person, ID number number: 350521197406257553;

20. Chen Zhongfu: a Chinese natural person, ID number number: 350521196805107531 (jointly referred to with Shu Jianqin, He Ping, Shi Yijun or individually referred to as “natural person shareholder”):

21. Cui Jiaming, a natural person of Hong Kong nationality, Hong Kong permanent resident ID number number: z938986 (6).

In this agreement, the above parties are collectively referred to as the “Parties” and individually referred to as the “Party”. Individual shareholders and institutional shareholders are collectively referred to as “existing shareholders”; Chinese law “refers to all laws, administrative regulations, rules, judicial interpretations, and other normative documents issued and publicly available in China (including their amendments, supplements, or re enactment from time to time).

Considering:

1. Huizhou Yipeng is a limited liability company established under Chinese law. As of the date of signing this agreement, the registered equity structure of Huizhou Yipeng is as follows:

No.	Shareholder	Subscribed registered capital (RMB/yuan)	Contribution ratio
1	Xiamen Jiupai	24,604,844	18.4579%
2	Yingke Jinwutong	22,983,156	17.2414%
3	Jin Penglong	21,777,766	16.3371%
4	Xingzheng Investment	18,957,656	14.2216%
5	Yingke Jiatai	10,625,000	7.9706%
6	Shu Jianqin	8,854,450	6.6424%
7	Xin Longsheng No.1	6,630,000	4.9737%
8	Xin Longsheng No.3	5,780,000	4.3360%
9	Huizhou Haopeng	4,944,167	3.7090%
10	He Ping	3,541,383	2.6567%
11	Defeng Jielong Sheng	2,833,050	2.1253%
12	Shi Yijun	885,417	0.6642%
13	Chen Zhongfu	885,417	0.6642%
Total		133,302,306	100.0000%

2.As of the date of signing this agreement, Huizhou Yipeng is the sole shareholder of Ganzhou Yipeng and Zibo Yipeng;

3. According to the “Equity Transfer Agreement” signed by Huizhou Yipeng and Xiamen Jiupai, Jin Penglong, Shu Jianqin, He Ping, and other related parties on September 20, 2022, as well as other relevant documents and meeting discussions, Jin Penglong, Shu Jianqin, and He Ping shall transfer the total registered capital of Huizhou Yipeng (“Performance Compensation Equity”) agreed upon by the relevant parties, totaling RMB 8.5 million, to Xiamen Jiupai as compensation (“Performance Compensation Arrangement”), and as of the date of signing this agreement, the performance compensation arrangement has not been completed;

4. According to the discussions at various meetings between Huizhou Yipeng, Xiamen Jiupai, Jin Penglong, Shu Jianqin, and other relevant parties in September 2023, Shu Jianqin should transfer the total registered capital of RMB 4.488023 million (“Business Management Compensation Equity”) held by him in Huizhou Yipeng to the designated entity of Huizhou Yipeng in a manner recognized by the relevant parties and use it to compensate for the economic losses caused by Shu Jianqin to Huizhou Yipeng in the process of business management (“Business Management Compensation Arrangement”)

5. As of the date of signing this agreement, Beijing Yuanlin indirectly holds the corresponding equity of Huizhou Yipeng (including the corresponding performance compensation equity under the performance compensation arrangement, collectively referred to as “Beijing Yuanlin Indirect Equity”) by holding the investment shares of Xiamen Jiupai;

6. On November 30, 2015, the Company,New longsheng No.3, Jin Penglong, Shu Jianqin, Qu Jingdong and He Ping signed a Capital Increase Agreement on Huizhou Yipeng Energy Technology Co., Ltd. (“New longsheng Capital Investment Consultation”); On June 30, 2016, the Company, Huizhou Haopeng, Xinlongsheng No.3, Jin Penglong, Shu Jianqin, Qu Jingdong and He Ping signed an Equity Capital Increase Agreement of Huizhou Yipeng Energy Technology Co., Ltd. (“Haopeng Investment Agreement”); The Company, Xiamen Jiupai, Huizhou Haopeng, Jin Penglong, New longsheng No.3, Defengjie Longsheng, Shu Jianqin, Qu Jingdong and He Ping signed an Agreement on Equity Transfer and Capital Increase of Huizhou Yipeng Energy Technology Co., Ltd. (the “Jiupai Investment Agreement”) on April 19, 2017; In September, 2022, the Company, Xingzheng Investment and Xiamen Jiupai signed an Agreement on Equity Transfer of Huizhou Yipeng Energy Technology Co., Ltd. (“Xingzheng Investment Agreement”); On July 21, 2023, the Company and Jin Penglong signed a Capital Increase Agreement on Huizhou Yipeng Energy Technology Co., Ltd. (“Jin Penglong Investment Agreement”); On October 14th, 2022, the Company, Yingke Jinwutong and other interested parties signed an Investment Agreement on Huizhou Yipeng Energy Technology Co., Ltd. (“Yingke Jinwutong Investment Agreement”), which is related to investment in the Company or involves special shareholder rights with New longsheng Capital Investment Agreement, Haopeng Investment Agreement, Jiupai Investment Agreement, Xingzheng Investment Investment Agreement, Jinpenglong Investment Agreement and existing shareholders and the Company and/or other interested parties.

7. In order to achieve the purpose of overseas De SPAC listing, all parties intend to restructure the group company (defined below) in accordance with the terms and conditions stipulated in this agreement (“this restructuring”).

In view of this, all parties have reached the following agreement through friendly consultations:

Article 1 Overview of this Restructuring

1.1 All parties agree to carry out this restructuring in accordance with the provisions of this agreement, in order to achieve:

(1) Unless otherwise agreed in this agreement, Liu Xiaodan, existing shareholders, or their corresponding domestic and foreign affiliated shareholders will hold shares in the Cayman Islands company (as defined below). The relevant shareholding path arrangements and shareholding ratios agreed and confirmed by all parties are shown in Annex 1 of this agreement. For the avoidance of doubt, all parties further confirm that: (i) the performance compensation arrangements of Jin Penglong, Shu Jianqin, and He Ping for Xiamen Jiupai, as well as the management compensation arrangements of Shu Jianqin for Huizhou Yipeng, shall be implemented at the Cayman Islands company level. In order to achieve the aforementioned arrangements, the Cayman Islands company has the right to directly issue shares to relevant parties in accordance with the shareholding ratios recorded in Annex 1 of this agreement (including share reservation arrangements, if involved); (ii) All indirect equity interests of Beijing Yuanlin indirectly held by Beijing Yuanlin (including corresponding performance compensation equity under the performance compensation arrangement for the avoidance of doubt) are beneficially owned by Liu Xiaodan, and will be held by Liu Xiaodan’s holding entity (defined below) in the Cayman Islands Company after the completion of this restructuring. Based on the historical investment situation of Xiamen Jiupai in Huizhou Yipeng and its internal partner negotiation arrangements, Xiamen Jiupai’s shareholding ratio at the Cayman Islands Company level will be correspondingly reduced according to the above situation; and (iii) except for the relevant parties involved in (i) and (ii) above, the shareholding ratios of other existing shareholders or their corresponding domestic and foreign affiliated holding entities in the Cayman Islands Company are shown in Annex 1 of this agreement, that is, Essentially, it reflects the shareholding ratio of the existing shareholders in Huizhou Yipeng on the date of signing this agreement;

(2) The Cayman Islands company will, through its direct or indirect ownership of all equity entities, realize that the Cayman Islands company essentially enjoys all equity interests in Huizhou Yipeng, Ganzhou Yipeng, and Zibo Yipeng.

Article 2 Specific arrangements for this restructuring

2.1 Building Overseas Architecture

2.1.1 Establishment of Overseas Shareholding Entity by Liu Xiaodan: Liu Xiaodan establishes a wholly-owned company in the British Virgin Islands (BVI) (“Liu Xiaodan Shareholding Entity 1”), and Liu Xiaodan Shareholding Entity 1 further establishes a wholly-owned company in the BVI (“Liu Xiaodan Shareholding Entity 2 “, together with Liu Xiaodan Shareholding Entity 1, collectively referred to as” Liu Xiaodan Shareholding Subject “).

2.1.2 Cayman Company: Liu Xiaodan’s shareholding entity 2 establishes a company (“Cayman Company”) in the Cayman Islands as the future trading entity for Dc-SPAC. Liu Xiaodan Shareholding Entity 2, as the sole shareholder, currently holds 1 ordinary share of the Cayman Islands company.

2.1.3 Mezzanine BVI Company: The Cayman company will establish a wholly-owned subsidiary in the BVI (the “Mezzanine BVI Company”).

2.1.4 Hong Kong Company: The mezzanine BVI company will establish a wholly-owned subsidiary in Hong Kong (the “Hong Kong Company”).

2.1.5 WFOE. The Hong Kong company will establish a wholly foreign-owned enterprise (“WFOE”) in China, which will be individually or collectively referred to as the “Group Company” with the Cayman Islands company, mezzanine BVI company, Hong Kong company, Huizhou Yipeng, Ganzhou Yipeng, Zibo Yipeng, and other companies, partnerships, or organizations controlled by the aforementioned entities from time to time.

2.2 WFOE controls Huizhou Yipeng

2.2.1 Cui Jiaming increases capital to Huizhou Yipeng

(1) All parties agree that Huizhou Yipeng will increase its registered capital from RMB 133,302,306 to RMB 134,648,794, and the newly added registered capital of RMB 1,346,488 will be fully subscribed by Cui Jiaming (“Huizhou Yipeng Capital Increase”). The future payment arrangement will be determined after the group company and Cui Jiaming reach a consensus on the planned commercial cooperation in the future (for the avoidance of doubt, whether Cui Jiaming has the right to hold the equity of the group company after the completion of this restructuring is also subject to the actual development of the aforementioned commercial cooperation). The subscription consideration for the capital increase of Huizhou Yipeng will be determined based on the asset appraisal value of Huizhou Yipeng by the designated appraisal agency of Huizhou Yipeng. After the completion of the capital increase of Huizhou Yipeng, the registered equity structure of Huizhou Yipeng is as follows:

No.	Shareholder	Subscribed registered capital (RMB/yuan)	Contribution ratio
1	Xiamen Jiupai	24,604,844	18.2733%
2	Yingke Jinwutong	22,983,156	17.0690%
3	Jin Penglong	21,777,766	16.1738%
4	Xingzheng Investment	18,957,656	14.0793%
5	Yingke Jiatai	10,625,000	7.8909%
6	Shu Jianqin	8,854,450	6.5760%
7	New Longsheng No.1	6,630,000	4.9239%
8	New Longsheng No.3	5,780,000	4.2926%
9	Huizhou Haopeng	4,944,167	3.6719%
10	He Ping	3,541,383	2.6301%
11	Defeng Jielong Sheng	2,833,050	2.1040%
12	Shi Yijun	885,417	0.6576%
13	Chen Zhongfu	885,417	0.6576%
14	Cui Jiaming	1,346,488	1.0000%
Total		134,648,794	100.0000%

(2) The existing shareholders of the company agree to waive Cui Jiaming’s right of first refusal or any other rights that may affect the completion of Huizhou Yipeng’s capital increase.

(1) After the capital increase of Huizhou Yipeng is completed, within the time specified by WFOE, WFOE will acquire 100% equity of Huizhou Yipeng held by all shareholders at that time (corresponding to a registered capital of RMB 134,648,794) (“WFOE Acquisition of Huizhou Yipeng”). Based on the commercial essence of this restructuring arrangement, the existing shareholders of the company will hold the equity issued by the Cayman company in the future and participate in the future overseas De SPAC listing. Therefore, all parties agree and confirm that WFOE will only acquire 100% equity of Huizhou Yipeng at RMB 1 or other lowest price allowed by Chinese law. After the acquisition of Huizhou Yipeng by WFOE, the registered equity structure of Huizhou Yipeng is as follows:

No.	Shareholder	Subscribed registered capital (RMB/yuan)	Contribution ratio
1	WFOE	134,648,794	100.0000%
Total		134,648,794	100.0000%

(2) The existing shareholders agree to waive their right of first refusal or any other rights that may affect the completion of WFOE’s acquisition of Huizhou Yipeng.

2.3 Existing shareholders hold shares in Cayman Islands company

Existing shareholders will acquire shares of the Cayman Islands company in the manner described in this clause:

2.3.1 Shareholding arrangement for natural person shareholders:

(1) Establishment of Natural Person Shareholders’ Shareholding Entities: Each natural person shareholder establishes a company in the BVI that they fully own (the BVI company established by Shu Jianqin is referred to as the “Shu Jianqin Shareholding Entity”, the BVI company established by He Ping is referred to as the “He Ping Shareholding Entity”, the BVI company established by Shi Yijun is referred to as the “Shi Yijun Shareholding Entity”, and the BVI company established by Chen Zhongfu is referred to as the “Chen Zhongfu Shareholding Entity”, collectively referred to as the “Natural Person Shareholders’ Shareholding Entities”).

(2) Issuance of Shares: After the completion of WFOE’s acquisition of Huizhou Yipeng (for the avoidance of doubt, all shareholders of the company shall have at least signed the shareholder meeting resolution approving WFOE’s acquisition of Huizhou Yipeng), the Cayman Islands Company will issue shares to Liu Xiaodan’s holding entity 2 and each individual shareholder holding entity. The types, quantities, and corresponding shareholding ratios of the Cayman Islands Company shares held by Liu Xiaodan’s holding entity 2 and each individual shareholder holding entity (calculated on a fully diluted basis, assuming that the warrant holder (defined below) exercises all of their held warrants (defined below), the same below) are as shown in Annex 1 (A) of this Agreement (“Issuance Arrangement”).

2.3.2 Institutional shareholder shareholding arrangement:

(1) ODI procedures: All institutional shareholders shall begin to handle the enterprise overseas investment procedures (“ODI procedures”) in accordance with the requirements of Chinese law regarding the investment of institutional shareholders or their designated affiliated shareholding entities in the Cayman Islands company after the signing of this agreement, including corresponding filing and registration procedures with the competent authorities of development and reform, commerce, foreign exchange or their designated banks. When handling ODI procedures, according to the relevant laws and regulations involved in ODI procedures, as of the signing date of this Agreement, Yingke Jinwutong, the institutional shareholder who handles ODI procedures and holds the largest proportion of shares, will take the lead in handling ODI procedures as the applicant. When handling ODI procedures, shareholders of each institution should provide the necessary application materials and fully cooperate.

(2) Issuance of stock warrants: After the completion of WFOE’s acquisition of Huizhou Yipeng (for the avoidance of doubt, all shareholders of the company shall have at least signed the shareholder meeting resolution approving WFOE’s acquisition of Huizhou Yipeng), the Cayman Islands company will issue a stock warrant (“Stock Warrant”) to institutional shareholders or their designated affiliated holding entities. It is agreed that after the ODI procedures are completed in accordance with Chinese laws, such institutional shareholders or their designated affiliated holding entities (“Stock Warrantholders”) have the right to exercise the stock warrant at the face value per share of the Cayman Islands company as the exercise consideration (“Exercise Consideration”) payable for exercising the stock warrant and subscribe to the shares of the Cayman Islands company. The type and quantity of Cayman Islands company shares held by the Stock Warrantholders after exercising the stock warrant shall be determined by the exercise consideration. The corresponding shareholding ratio (calculated on a fully diluted basis) is shown in Annex 1 (A) of this agreement.

Article 3: Arrangements for Differences in Voting Rights

All parties agree and confirm that the Cayman Islands Company will exercise differential voting rights, with each Class B ordinary share of the Cayman Islands Company corresponding to 50 voting rights and each Class A ordinary share of the Cayman Islands Company corresponding to 1 voting right. When the Cayman Islands Company makes a resolution at the shareholders’ meeting, the Class B ordinary shares and Class A ordinary shares should be combined to calculate the voting situation (“Voting Difference Arrangement”). All parties agree and confirm that the Cayman Islands company shall adopt or revise its articles of association to clarify the arrangement of voting rights differences, and relevant parties shall sign all other necessary documents to achieve the arrangement of voting rights differences. All parties further agree and confirm that the shares issued by the Cayman Islands Company to Liu Xiaodan’s holding entity shall be Class B ordinary shares, and all other shareholders of the Cayman Islands Company shall hold Class A ordinary shares (including the Cayman Islands Company shares held by natural person shareholders and the Cayman Islands Company shares acquired by warrant holders after exercising their warrants).

Article 4: Post restructuring Equity Incentive Arrangements

All parties agree and confirm that after the completion of this restructuring, the group company will reserve 14,811,367 Class A ordinary shares through the Cayman Islands company for future employee incentives (“ESOP Reserve”), corresponding to 10% of the Cayman Islands company’s shares after the completion of ESOP Reserve. All parties should cooperate to take all necessary measures and sign all necessary documents to complete the ESOP reservation. All parties further agree and confirm that the specific employee incentive plan shall be formulated and implemented by the Cayman Islands company based on future actual situations and the provisions of the Cayman Islands company’s articles of association.

After the completion of this restructuring and ESOP reservation, the types, quantities, and corresponding shareholding ratios of each shareholder of the Cayman Islands company on a fully diluted basis are shown in Annex 1 (B) of this agreement.

Article 5 Representations and warranties

One party to this agreement represents and warrants to the other parties as follows:

(1) It has full capacity for civil rights and civil conduct to sign and perform this agreement;

(2) It has effectively signed this agreement, obtained all necessary authorizations, licenses, and approvals for its signing, delivery, and performance of this agreement, and is able to legally enter into this agreement and fulfill its obligations under this agreement;

(3) The signing, delivery, and performance of this agreement shall not violate any laws, regulations, ordinances, court judgments, rulings, arbitration tribunal awards, administrative decisions, or restrictions imposed on it, as well as any documents, contracts, or agreements to which it is a party or by which it is bound (including but not limited to its articles of association or other organizational documents).

Article 6: Further Commitment

6.1. All parties undertake to make every effort to implement or facilitate their affiliated shareholding entities to implement or cooperate with the group company in implementing matters related to this restructuring, including but not limited to: (i) handling and/or cooperating in handling domestic and foreign government procedures involved in this restructuring (including but not limited to Cui Jiaming’s capital increase in Huizhou Yipeng, WFOE’s acquisition of Huizhou Yipeng, foreign exchange registration for domestic residents’ return investment, foreign exchange registration for foreign direct investment in China, foreign investment information reporting, ODI procedures, etc.). Liu Xiaodan and individual shareholders should complete the foreign exchange registration procedures for domestic residents’ overseas investment and financing and return investment through special purpose companies in accordance with the provisions of the “Notice of the State Administration of Foreign Exchange on Relevant Issues Concerning Foreign Exchange Management for Domestic Residents’ Overseas Investment and Financing through Special Purpose Companies” (“Document No. 37”); (ii) Sign documents related to this restructuring (including but not limited to stock warrants, share application letters signed by institutional shareholders or their affiliated shareholders to subscribe for shares of the Cayman Islands company, and the Cayman Islands company’s articles of association, etc.); (iii) vote in favor of and sign relevant resolution documents when voting on the matters related to this restructuring as stipulated in this agreement by the group company, and (iv) cooperate with regulatory authorities to provide and sign various documents as required.

6.2. All parties undertake to actively apply for and handle the procedures related to overseas investment and shareholding in this restructuring, and take all possible measures within a reasonable scope to avoid obstacles or delays in such domestic and foreign government procedures.

Article 7 Force Majeure

7.1 If either party to this agreement is unable to substantially perform its obligations under this agreement due to the impact of a force majeure event, the performance of such obligations shall be suspended during the duration of the force majeure event.

7.2 Force Majeure refers to objective circumstances that are unforeseeable, unavoidable, and insurmountable, including earthquakes, typhoons, floods, fires, wars, and other unforeseeable force majeure events that cannot be prevented or avoided in terms of their occurrence and consequences, changes in any laws, regulations, and rules, or the promulgation of new laws, regulations, and rules, or any government actions that directly affect the performance of this agreement or prevent it from being performed according to the agreed conditions.

7.3 After the occurrence of a force majeure event, the parties shall immediately cooperate with the group company to determine the adjustment method and plan for the performance of this agreement based on the degree of impact of the force majeure event on this agreement.

Article 8 Liability for Breach of Contract

All parties to this agreement shall strictly abide by the provisions of this agreement and fulfill their obligations under this agreement. If either party fails to fulfill its obligations under this agreement, or violates its statements, warranties or commitments under this agreement, or if such statements, warranties or commitments are untrue, incomplete or inaccurate, it shall be considered a breach of contract. The breaching party shall bear the liability for breach of contract in accordance with the relevant provisions of this agreement. If it causes economic losses to any other party, it shall also make compensation or indemnification in accordance with the law.

Article 9 Applicable Law and Dispute Resolution

9.1. The signing, performance, revision, termination, and dispute resolution of this agreement shall be governed by and interpreted in accordance with Chinese law.

9.2. Any dispute arising from or in connection with the signing of this Agreement (“Dispute”) shall be submitted by either party to this Agreement to the Shenzhen International Arbitration Court for arbitration in accordance with its then effective arbitration rules in Shenzhen. The arbitration award is final and binding on all parties. During the negotiation or trial of disputes, except for the disputed matters, the parties to this agreement shall continue to fulfill their corresponding obligations under this agreement in good faith in all other aspects.

Article 10 Confidentiality

All parties confirm that any oral or written information exchanged regarding this agreement, its contents, and the preparation or performance of this agreement shall be considered confidential information. Without the written consent of the other parties, one party shall not disclose to any other third party. However, the confidentiality obligation does not apply to the following information: (a) any information that is already publicly available at the time of disclosure and is not disclosed due to any party or its affiliates or their respective or affiliated personnel, directors, investors, agents, auditors, financial and legal advisors or other professional institutions violating this agreement; (b) Information obtained by one party from a bona fide third party without confidentiality obligations; (c) Information disclosed within the scope agreed upon by all parties; Or (d) as required by laws, regulations, government departments, regulatory agencies, or exchanges. For the avoidance of doubt, one party may disclose the aforementioned information to its affiliates and their respective personnel, directors, agents, auditors, financial and legal advisors and other professional institutions within the necessary and reasonable scope for the purpose of fulfilling this agreement, but shall ensure that the aforementioned personnel or entities assume the same confidentiality obligations.

Article 11 Notice

11.1. Any notice or other communication (“Notice”) sent by one party to the other party in connection with this Agreement shall be in writing (including but not limited to letters, emails). For the purpose of delivering notices, the notification addresses of all parties are shown in Annex 2 of this Agreement.

11.2. The delivery time of various written communication methods specified in the preceding paragraph shall be determined in the following ways: (1) If the notice is presented in person and signed for by the notified party, it shall be deemed delivered, and if the notified party fails to sign for it, it shall not be deemed effectively delivered; (2) Notices that can be sent by mail shall be sent by registered express delivery or express delivery, and shall be deemed delivered to the notifier 7 days after posting; (3) Any notice sent via email shall be deemed effectively delivered upon arrival at the recipient and shall be deemed delivered on the date of delivery.

11.3. If either party’s mailing address or mailing number changes, the changing party shall notify the other parties within 7 days of the change. Otherwise, all losses caused shall be borne by the information changing party.

Article 12 Effectiveness, Change and Termination

12.1. This agreement shall be established and come into effect from the date of appropriate signing by all parties (natural person signature/signature; legal person or other organization, signed/stamped with official seal by the legal representative/executive partner or authorized representative (if applicable)).

12.2. Any changes to this agreement shall be made in writing. Without the prior written consent of all other parties, neither party to this agreement shall transfer all or part of its rights or obligations under this agreement.

12.3. The parties may terminate this agreement in writing by mutual agreement. If the restructuring is not completed within eighteen (18) months after the signing of this agreement and the parties fail to reach a good faith agreement on a replacement or solution, only the party who is not at fault for the failure to complete the restructuring has the right to terminate this agreement, and the termination of this agreement does not exempt the defaulting party from breach of contract liability.

Article 13 Other Provisions

13.1. Simplified Agreement

If, for the purpose of completing this restructuring, a simplified agreement (“Simplified Agreement”) is signed to handle the procedures of the relevant government departments, all parties shall cooperate, but (1) if the provisions of the Simplified Agreement conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail; (2) If there are no provisions in the simplified agreement but there are provisions in this agreement, the provisions in this agreement shall prevail.

13.2 Complete Agreement

This agreement and the specific legal documents such as stock warrants and articles of association to be signed for the implementation of this restructuring constitute all agreements between the parties regarding this restructuring, and replace any previous agreements, intentions, representations, warranties, agreements or commitments (whether oral, written or otherwise). From the date of signing this agreement, the domestic investment agreement and any other agreements regarding shareholder special rights or corporate governance arrangements shall be suspended and terminated upon the announcement of the De SPAC transaction by the SPAC listed company for the purpose of achieving overseas De SPAC listing. The parties confirm that there are no disputes or controversies under the domestic investment agreement.

13.3. Separability

If any term or provision of this Agreement is found to be wholly or partially invalid or unenforceable under any applicable law, such term or provision (only to the extent of such invalidity or unenforceability) shall be excluded from this Agreement, and all other terms and provisions of this Agreement shall remain in full force and effect. In such circumstances, all parties shall make their best efforts to enforce the provisions of this Agreement and shall replace them with provisions that are as consistent as possible with the purpose of the invalid or unenforceable terms or provisions.

13.4. Text

This agreement may be signed in multiple copies, each with equal legal effect. The electronic version of the signed text of this agreement, which is exchanged via email and confirmed by all parties and stored in PDF format, shall be deemed as the original and shall serve as separate evidence of the establishment and effectiveness of this agreement.

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Huizhou Yipeng Energy Technology Co., Ltd. (seal)

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Ganzhou Yipeng Energy Technology Co., Ltd. (seal)

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Zibo Yipeng New Energy Technology Co., Ltd. (seal)

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Signing page of the Restructuring Framework Agreement for Huizhou Yiyuan Energy Technology Co., Ltd

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Xiamen Jiupai Yuanjiang Investment Partnership Enterprise (Limited Partnership) (seal)

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Ganzhou Yungong Investment Management Partnership Enterprise (Limited Partnership) (seal)

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Ganzhou Jiupaiyun Public Equity Investment Partnership Enterprise (Limited Partnership) (seal)

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Beijing Yuanlin Technology Development Co., Ltd (seal)

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Signing page of the Restructuring Framework Agreement for Huizhou Yiyuan Energy Technology Co., Ltd

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Zibo Economic Development Zone Yingke Jinwutong Venture Capital Partnership (limited partnership) (seal)

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Signing page of the Restructuring Framework Agreement for Huizhou Yiyuan Energy Technology Co., Ltd

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Pingtan Yingke Jiatai Venture Capital Partnership Enterprise (limited partnership) (seal)

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Shenzhen Jinpenglong Transportation Technology Co., Ltd (seal)

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Xingzheng Investment Management Co., Ltd (seal)

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Shenzhen New Longsheng No.1 Private Equity Investment Fund Partnership Enterprise (Limited Partnership) (seal)

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Beijing New longsheng No.3 Venture Capital Fund Management Center (Limited Partnership) (seal)

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Beijing Defeng Jielongsheng Investment Fund Management Center (Limited Partnership) (seal)

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Signing page of the Restructuring Framework Agreement for Huizhou Yiyuan Energy Technology Co., Ltd

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Huizhou Haopeng Technology Co., Ltd (seal)

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Liu Xiaodan

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Signing page of the Restructuring Framework Agreement for Huizhou Yiyuan Energy Technology Co., Ltd

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Shu Jianqin

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He Ping

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Signing page of the Restructuring Framework Agreement for Huizhou Yiyuan Energy Technology Co., Ltd

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Shi Yijun

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Chen Zhongfu

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Cui Jiaming

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Signing page of the Restructuring Framework Agreement for Huizhou Yiyuan Energy Technology Co., Ltd